                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.



Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                    [GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............     (17.90%)
One-year total return based on NAV(2).....................      (3.86%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................       6.89%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................      10.77%

 SHARE VALUATIONS

Net asset value...........................................      $15.63
Closing common stock price................................    $13.7500
One-year high common stock price (01/04/99)...............    $18.0000
One-year low common stock price (10/28/99)................    $13.5625
Preferred share rate(5)...................................      3.550%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen Florida Quality Municipal Trust about the key events and economic forces that shaped the markets during the past year. Thomas M. Byron, portfolio manager, has managed the Trust since January 1997 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q COULD YOU DESCRIBE FLORIDA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE YEAR?

   A Florida's economy remained strong, as the state decreased its reliance on agriculture and tourism and increased the role of trade and services. In addition, the state remained fiscally sound and continued to experience budget surpluses, even after a $1 billion tax cut that included reducing the state's intangibles tax. The strong state economy led to good performance in many revenue-based sectors of the municipal market, including airports, transportation, education, and utilities.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the current income potential and tax management of the Trust. We sold some of our holdings that were prerefunded or were nearing their call dates, as well as some securities purchased at below-market interest rates, at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. These bonds were replaced with longer-maturity, higher-yielding issues, increasing the Trust's income stream. The new bonds also had better protection against bond calls.
    We used a related strategy by increasing the portfolio's duration, or sensitivity to interest-rate changes. We sold the bonds that were about to be called or refunded and purchased longer-duration securities, including bonds with 20- to 30- year maturities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A As we sought to find the most attractive-yielding securities that met our purchasing criteria, we focused on lower-rated investment-grade bonds. We sold some of the bonds that had been prerefunded and were therefore rated AAA because they were backed by Treasury securities until they could be called from the portfolio. This reduced our allocation of AAA bonds. When it was attractive to do so, we replaced these holdings with lower-rated bonds, which generally provided better yields. This strategy also helped support the Trust's total return because the income from these higher-yielding bonds provided some level of cushion as bond prices declined toward the end of the reporting period. In addition, we found value in the education sector, where issuers such as the Florida Board of Education offered attractive bonds at good yields. At the end of October, education represented one of the Trust's largest sectors at 12.6 percent of long-term investments.
    To focus more on areas such as education and improve the Trust's sector diversification, we reduced our position in health care. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market in recent months. Reducing health care benefited the Trust's total return because this sector underperformed the rest of the market during the year. For additional Fund portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices. In addition, the Trust's leverage component hurt its performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. However, the Trust's total return was supported by its duration, which was relatively short even though we had increased it during the period. For the one-year period ended October 31, 1999, the Trust returned -17.9 percent(1) based on market price. This reflects a decrease in market price from $17.75 per share on October 31, 1998, to $13.75 per share on October 31, 1999.
    In addition, the dividend remained unchanged during the past 12 months. The monthly tax-exempt dividend of $0.079 per share translates to a distribution rate of 6.89 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 10.77 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
Thomas M. Byron

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                22.90                              23.10
Water & Sewer                                                              19.20                              20.30
Public Education                                                           12.60                               6.90
General Purpose                                                            10.80                              11.80
Airport                                                                     6.70                               7.20

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
SEPTEMBER 1991 THROUGH OCTOBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Sep 1991                                                                   14.81                              15.00
Oct 1991                                                                   14.81                              14.81
                                                                           15.00                              15.06
                                                                           15.13                              15.23
                                                                           15.00                              15.24
                                                                           15.13                              15.17
                                                                           14.88                              15.10
                                                                           14.88                              15.18
                                                                           15.25                              15.43
                                                                           15.50                              15.65
                                                                           15.88                              16.53
                                                                           15.63                              16.01
                                                                           15.13                              16.00
Oct 1992                                                                   15.00                              15.53
                                                                           15.63                              15.97
                                                                           15.63                              16.06
                                                                           15.75                              16.20
                                                                           16.75                              16.99
                                                                           16.38                              16.79
                                                                           16.50                              16.78
                                                                           16.25                              16.74
                                                                           16.63                              17.03
                                                                           17.00                              16.95
                                                                           17.13                              17.39
                                                                           17.63                              17.61
Oct 1993                                                                   17.75                              17.62
                                                                           16.63                              17.38
                                                                           17.63                              17.55
                                                                           16.88                              17.90
                                                                           16.38                              17.24
                                                                           15.75                              16.26
                                                                           15.75                              16.23
                                                                           15.63                              16.33
                                                                           16.13                              16.15
                                                                           16.00                              16.30
                                                                           15.63                              16.28
                                                                           14.38                              15.94
Oct 1994                                                                   13.75                              15.49
                                                                           14.25                              14.92
                                                                           14.50                              15.30
                                                                           14.88                              15.76
                                                                           15.50                              16.23
                                                                           15.50                              16.27
                                                                           15.63                              16.19
                                                                           15.75                              16.76
                                                                           16.13                              16.51
                                                                           15.88                              16.54
                                                                           15.63                              16.62
                                                                           16.13                              16.69
Oct 1995                                                                   16.38                              16.86
                                                                           16.88                              17.12
                                                                           17.00                              17.28
                                                                           17.00                              17.32
                                                                           17.00                              17.13
                                                                           16.75                              16.63
                                                                           16.25                              16.44
                                                                           16.63                              16.35
                                                                           16.00                              16.40
                                                                           16.63                              16.56
                                                                           16.75                              16.44
                                                                           16.63                              16.55
Oct 1996                                                                   16.50                              16.76
                                                                           17.13                              16.98
                                                                           17.00                              16.80
                                                                           16.88                              16.73
                                                                           16.88                              16.79
                                                                           16.75                              16.45
                                                                           17.25                              16.45
                                                                           17.38                              16.59
                                                                           17.25                              16.72
                                                                           17.19                              17.11
                                                                           17.38                              16.83
                                                                           16.88                              16.94
Oct 1997                                                                   17.00                              16.95
                                                                           17.06                              16.93
                                                                           17.00                              17.13
                                                                           17.13                              17.13
                                                                           16.94                              17.13
                                                                           16.56                              17.04
                                                                           16.50                              16.85
                                                                           17.00                              17.04
                                                                           17.00                              17.04
                                                                           17.06                              16.99
                                                                           16.94                              17.19
                                                                           17.19                              17.29
Oct 1998                                                                   17.75                              17.21
                                                                           17.56                              17.17
                                                                           18.00                              17.11
                                                                           17.00                              17.23
                                                                           17.25                              17.07
                                                                           17.00                              16.94
                                                                           17.00                              16.90
                                                                           16.25                              16.71
                                                                           16.19                              16.33
                                                                           16.00                              16.29
                                                                           15.38                              16.06
                                                                           14.31                              15.94
Oct 1999                                                                   13.75                              15.63

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/Aaa             AA/Aa                 A/A               BBB/Baa            Non-Rated
                                     -------             ------                ---               -------            ---------
                                      70.7                10.7                 6.6                 9.3                2.7

AS OF OCTOBER 31, 1998
[PIE CHART]

                                     AAA/Aaa              AA/aa                A/A               BBB/Baa            Non-Rated
                                     -------              -----                ---               -------            ---------
                                      80.40               2.30                4.80                10.40               2.10

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
Nov 1998                                                                         0.079
Dec 1998                                                                         0.079
Jan 1999                                                                         0.079
Feb 1999                                                                         0.079
Mar 1999                                                                         0.079
Apr 1999                                                                         0.079
May 1999                                                                         0.079
Jun 1999                                                                         0.079
Jul 1999                                                                         0.079
Aug 1999                                                                         0.079
Sep 1999                                                                         0.079
Oct 1999                                                                         0.079

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  110.1%
          FLORIDA  105.4%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (AMBAC
          Insd)................................   6.750%     07/01/12    $  1,104,890
  1,500   Broward Cnty, FL Hsg Fin Auth
          Multi-Family Hsg Rev Pembroke Pk Apts
          Proj.................................   5.650      10/01/28       1,399,110
    190   Broward Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Rfdg Ser A (GNMA
          Collateralized)......................   6.200      04/01/30         192,421
  1,000   Cape Canaveral, FL Hosp Dist Rev Ctfs
          Rfdg.................................   5.250      01/01/28         813,530
  1,135   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/13         465,418
  3,205   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/14       1,225,688
  4,005   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/15       1,428,383
  4,005   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/16       1,332,143
  2,000   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/17         620,400
  1,960   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   *          10/01/18         567,028
  1,000   Charlotte Cnty, FL Util Rev
          (Prerefunded @ 10/01/01) (FGIC
          Insd)................................   6.875      10/01/21       1,068,090
    725   Clay Cnty, FL Hsg Fin Auth Rev Single
          Family Mtg (GNMA Collateralized).....   6.500      09/01/21         742,734
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC
          Insd)................................   5.875      10/01/26         803,888
    750   Dade Cnty, FL Edl Fac Auth Rev Univ
          of Miami Ser B (MBIA Insd)...........   5.750      04/01/20         742,410
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev
          North Shore Med Cent Proj Rfdg
          (Prerefunded @ 08/15/02) (AMBAC
          Insd)................................   6.000      08/15/10       1,333,709

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev
          South Miami Hosp Proj Ser A
          (Prerefunded @ 10/01/01) (AMBAC
          Insd).................................   6.750%     10/01/20    $  4,262,080
    115   Dade Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser E Rfdg (GNMA
          Collateralized).......................   7.000      03/01/24         117,967
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec
          Bond Ser B Rfdg (Prerefunded @
          10/01/08) (AMBAC Insd)................   *          10/01/28       3,715,879
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec
          Bond Ser B Rfdg (Prerefunded @
          10/01/08) (AMBAC Insd)................   *          10/01/29       2,749,312
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg
          (FGIC Insd)...........................   5.000      10/01/13         946,640
    500   Daytona Beach, FL Wtr & Swr Rev Rfdg
          (AMBAC Insd)..........................   5.750      11/15/10         514,955
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare
          (Prerefunded @ 11/15/01) (MBIA
          Insd).................................   6.750      11/15/21       2,136,620
    175   Escambia Cnty, FL Hlth Facs Auth Hlth
          Fac Rev...............................   6.750      10/01/14         181,671
    785   Escambia Cnty, FL Hlth Facs Auth Hlth
          Fac Rev Baptist Hosp & Baptist Manor
          Rfdg (Prerefunded @ 10/01/03).........   6.750      10/01/14         857,000
  2,750   Escambia Cnty, FL Hlth Facs Auth Rev
          Ascension Hlth Credit Ser A2 (AMBAC
          Insd) (a).............................   5.750      11/15/29       2,656,582
  1,000   Escambia Cnty, FL Pollutn Ctl Rev
          Champion Intl Corp Proj...............   6.900      08/01/22       1,044,750
  2,930   Florida Hsg Fin Agy Home Ownership Mtg
          (GNMA Collateralized).................   8.595      11/01/18       3,098,856
  1,390   Florida Hsg Fin Agy Homeowner Mtg Ser
          3.....................................   6.350      07/01/28       1,413,991
  1,000   Florida Hsg Fin Agy Hsg Brittany
          Rosemont Ser G1 (AMBAC Insd)..........   6.150      07/01/25       1,003,080
  1,000   Florida Hsg Fin Agy Hsg Brittany
          Rosemont Ser G1 (AMBAC Insd)..........   6.250      07/01/35       1,009,440

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   500   Florida Hsg Fin Agy Hsg Riverfront
          Apts Ser A (AMBAC Insd)..............   6.250%     04/01/37    $    505,000
  1,000   Florida Hsg Fin Corp Rev Homeowner
          Mtg Ser 7 (FSA Insd).................   5.900      07/01/21         984,290
  1,000   Florida Hsg Fin Corp Rev Hsg Brenwood
          Trace Apts Ser E1 (FSA Insd).........   5.650      06/01/19         943,460
  1,000   Florida Ports Fin Comm Rev St Trans
          Trust Fund Intermodal Pgm (FGIC
          Insd)................................   5.500      10/01/16         959,040
    500   Florida Ports Fin Comm Rev St Trans
          Trust Fund Intermodal Pgm (FGIC
          Insd)................................   5.500      10/01/23         469,340
  1,500   Florida Ports Fin Comm Rev St Trans
          Trust Fund Intermodal Pgm (FGIC
          Insd)................................   5.500      10/01/29       1,393,290
    975   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg...........................   7.250      06/01/23       1,009,301
 15,000   Florida St Brd Edl Cap Outlay Pub Edl
          Ser D (a)............................   5.750      06/01/22      14,465,250
  1,650   Florida St Brd of Regts Univ Sys Impt
          Rev (AMBAC Insd).....................   4.500      07/01/23       1,331,138
  2,000   Florida St Div Bond Fin Dept Genl Svs
          Rev Dept Environmental Protection
          Presvtn Ser 2000-A (FGIC Insd).......   5.250      07/01/12       1,966,260
  1,000   Florida St Tpk Auth Tpk Rev Ser A
          Rfdg (FGIC Insd).....................   5.250      07/01/22         915,140
  1,830   Gulf Breeze, FL Rev Cap Fdg Ser B
          (MBIA Insd)..........................   4.500      10/01/27       1,444,694
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser
          A Rfdg (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   7.000      10/01/13       2,139,800
  2,670   Hernando Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/01) (FSA
          Insd)................................   6.500      07/01/12       2,819,787

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,910   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg......................   5.750%     04/01/18    $  2,741,336
  1,000   Hillsborough Cnty, FL Indl Dev Auth
          Indl Dev Rev Hlth Facs Proj Univ
          Comnty Hosp Ser A....................   5.625      08/15/23         880,960
  1,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................   8.000      05/01/22       1,095,210
  2,000   Hollywood, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (FGIC
          Insd)................................   6.875      10/01/21       2,136,180
  1,665   Jacksonville, FL Gtd Entitlement Rev
          Ser A Rfdg (AMBAC Insd)..............   5.500      10/01/12       1,671,677
  2,000   Jacksonville, FL Hosp Rev Univ Med
          Cent Inc Proj (Connie Lee Insd)......   6.500      02/01/11       2,106,740
  5,000   Kissimmee, FL Util Auth Elec Sys Rev
          Rfdg & Impt (Prerefunded @ 10/01/01)
          (FGIC Insd) (b)......................   6.500      10/01/17       5,306,650
    485   Lee Cnty, FL Hosp Brd Directors Hosp
          Rev Lee Mem Hlth Sys Ser A (MBIA
          Insd)................................   5.875      04/01/24         479,398
  1,110   Lee Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi-Cnty Pgm Ser A
          (GNMA Collateralized)................   7.450      09/01/27       1,234,520
    800   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev Shell Pt Vlge Proj Ser A....   5.500      11/15/21         684,888
  1,740   Leon Cnty FL Sch Dist Rfdg (AMBAC
          Insd) (a)............................   5.000      07/01/07       1,724,792
  1,080   Manatee Cnty, FL Rev Rfdg (MBIA Insd)
          (a)..................................   5.000      04/01/09       1,056,629
  1,000   Marion Cnty, FL Hosp Dist Rev Rfdg &
          Impt Hlth Sys Munroe Reg.............   5.500      10/01/29         880,070
  1,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................   7.875      12/15/25       1,018,520
  2,000   Miami Beach, FL Hlth Facs Auth Hosp
          Rev Mount Sinai Med Ctr of FL........   5.375      11/15/28       1,650,680
    680   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd)..........................   *          10/01/33          82,110

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 3,420   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd)..........................   5.000%     10/01/37    $  2,890,858
  3,770   Miami Dade Cnty, FL Spl Oblig Sub Ser
          A Rfdg (MBIA Insd)...................   *          10/01/26         709,740
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev
          Mercy Hosp Proj (Prerefunded @
          08/01/01) (AMBAC Insd)...............   6.750      08/01/20       4,246,680
  5,000   Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)
          (b)..................................   6.750      10/01/25       5,495,700
  5,000   Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd) (c).......   8.857      10/29/21       5,556,250
  2,000   Orange Cnty, FL Hlth Fac Auth Rev
          Hosp Adventist Hlth/Sunbelt Ser A
          (AMBAC Insd).........................   6.875      11/15/15       2,122,640
  1,000   Orange Cnty, FL Hlth Facs Auth Rev
          Hosp Regl Hlthcare Sys Ser E.........   6.000      10/01/26         958,170
  1,000   Orange Cnty, FL Hsg Fin Auth
          Multi-Family Rev Mtg Hands Inc Proj
          Ser A................................   8.000      10/01/25       1,073,100
    775   Orange Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................   6.550      10/01/21         794,592
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg
          (MBIA Insd)..........................   7.750      10/01/10       8,082,825
    270   Palm Beach Cnty, FL Hsg Fin Auth
          Multi-Family Rev Hsg Chelsea Commons
          Apts Proj (FSA Insd).................   5.900      06/01/29         260,836
    750   Palm Beach Cnty, FL Hsg Fin Auth
          Multi-Family Rev Hsg Windsor Pk Apts
          Proj Ser A...........................   5.850      12/01/33         711,878
  1,500   Pensacola, FL Arpt Rev Ser A Rfdg
          (MBIA Insd)..........................   6.000      10/01/12       1,562,775
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg
          (MBIA Insd)..........................   6.125      10/01/18       1,596,128
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev
          Rev IMC Fertilizer Inc Ser A.........   7.525      01/01/15       3,357,705

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   370   Reedy Creek Impt Dist FL Ser A.......   6.000%     06/01/16    $    371,513
  2,750   Reedy Creek Impt Dist FL Ser A
          (Prerefunded @ 06/01/01).............   6.000      06/01/16       2,850,292
 13,250   Reedy Creek, FL Impt Dist FL Util Rev
          Ser 1991-1 (Prerefunded @ 10/01/01)
          (MBIA Insd) (b)......................   6.500      10/01/16      13,940,192
  1,000   Saint Lucie Cnty, FL Sales Tax Rev
          (Prerefunded @ 10/01/02) (FGIC
          Insd)................................   6.500      10/01/22       1,075,850
  1,430   Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02).............  10.000      07/01/22       1,638,451
  1,570   Tampa Bay Wtr Sys Rfdg (FGIC Insd)...   5.750      10/01/29       1,538,082
  2,500   Tampa, FL Hosp Rev Cap Impt H Lee
          Moffitt Ser A........................   5.750      07/01/29       2,298,925
  1,000   Volusia Cnty, FL Edl Fac Auth Rev Edl
          Facs Embry Riddle Aero Ser A.........   5.750      10/15/29         913,170
  1,000   Winter Springs, FL Impt Rev Cap
          Apprec Rfdg (AMBAC Insd).............   *          10/01/27         181,350
  1,000   Winter Springs, FL Impt Rev Cap
          Apprec Rfdg (AMBAC Insd).............   *          10/01/29         160,240
                                                                         ------------
                                                                          160,032,757
                                                                         ------------
          GUAM  0.6%
  1,000   Guam Pwr Auth Rev Ser A..............   5.125      10/01/29         844,350
                                                                         ------------
          PUERTO RICO  4.1%
  1,257   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR...................   6.850      10/17/03       1,272,808
  2,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser W........................   5.500      07/01/15       1,923,680

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          PUERTO RICO (CONTINUED)
$ 1,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser X Rfdg...................   5.500%     07/01/19    $    939,880
  1,000   Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A.......................   4.750      07/01/38         789,910
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          T (Prerefunded @ 07/01/04)...........   6.375      07/01/24       1,371,037
                                                                         ------------
                                                                            6,297,315
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  110.1%
  (Cost $161,657,324)................................................     167,174,422

SHORT-TERM INVESTMENTS  0.1%
  (Cost $200,000)....................................................         200,000
                                                                         ------------
TOTAL INVESTMENTS  110.2%
  (Cost $161,857,324)................................................     167,374,422

LIABILITIES IN EXCESS OF OTHER ASSETS  (10.2%).......................     (15,467,975)
                                                                         ------------
NET ASSETS 100.0%....................................................    $151,906,447
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is Inversely Indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $161,857,324).......................    $167,374,422
Cash........................................................          55,712
Receivables:
  Investments Sold..........................................       3,440,146
  Interest..................................................       1,622,820
Other.......................................................           9,788
                                                                ------------
      Total Assets..........................................     172,502,888
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,135,378
  Income Distributions-Common and Preferred Shares..........         113,927
  Investment Advisory Fee...................................          90,634
  Administrative Fee........................................          25,895
  Affiliates................................................          10,723
Accrued Expenses............................................         112,119
Trustees' Deferred Compensation and Retirement Plans........         107,765
                                                                ------------
      Total Liabilities.....................................      20,596,441
                                                                ------------
NET ASSETS..................................................    $151,906,447
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................    $ 50,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................          65,194
Paid in Surplus.............................................      96,559,267
Net Unrealized Appreciation.................................       5,517,098
Accumulated Undistributed Net Investment Income.............         505,509
Accumulated Net Realized Loss...............................        (740,621)
                                                                ------------
      Net Assets Applicable to Common Shares................     101,906,447
                                                                ------------
NET ASSETS..................................................    $151,906,447
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($101,906,447 divided by
  6,519,397 shares outstanding).............................    $      15.63
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $  9,672,047
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,109,541
Administrative Fee..........................................       317,012
Preferred Share Maintenance.................................       128,752
Trustees' Fees and Related Expenses.........................        25,355
Custody.....................................................        12,229
Legal.......................................................        10,254
Other.......................................................       168,037
                                                              ------------
    Total Expenses..........................................     1,771,180
                                                              ------------
NET INVESTMENT INCOME.......................................  $  7,900,867
                                                              ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $    (54,354)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    15,847,246
  End of the Period.........................................     5,517,098
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,330,148)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(10,384,502)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,483,635)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Year Ended October 31, 1999, the Two Months Ended
              October 31, 1998 and the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended      Two Months Ended     Year Ended
                                         October 31, 1999   October 31, 1998   August 31, 1998
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................   $  7,900,867       $ 1,318,667        $  8,005,419
Net Realized Gain/Loss.................        (54,354)            31,578            471,665
Net Unrealized
  Appreciation/Depreciation During the
  Period...............................    (10,330,148)           107,377          1,875,754
                                          ------------       ------------       ------------
Change in Net Assets from Operations...     (2,483,635)         1,457,622         10,352,838
                                          ------------       ------------       ------------
Distributions from Net Investment
  Income:
  Common Shares........................     (6,177,517)        (1,028,096)        (6,231,115)
  Preferred Shares.....................     (1,628,010)          (287,975)        (1,781,206)
                                          ------------       ------------       ------------
Total Distributions....................     (7,805,527)        (1,316,071)        (8,012,321)
                                          ------------       ------------       ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES................    (10,289,162)           141,551          2,340,517
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment................        157,607             65,436            173,528
                                          ------------       ------------       ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...............................    (10,131,555)           206,987          2,514,045
NET ASSETS:
Beginning of the Period................    162,038,002        161,831,015        159,316,970
                                          ------------       ------------       ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $505,509,
  $410,169 and $407,573,
  respectively)........................   $151,906,447       $162,038,002       $161,831,015
                                          ============       ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                          Two Months
                                       Year Ended           Ended          -------------------
                                    October 31, 1999   October 31, 1998      1998       1997
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................       $17.210            $17.188        $ 16.828    $16.444
                                         -------            -------        --------    -------
  Net Investment Income...........         1.213               .203           1.231      1.251
  Net Realized and Unrealized
    Gain/Loss.....................        (1.594)              .021            .362       .438
                                         -------            -------        --------    -------
Total from Investment
  Operations......................         (.381)              .224           1.593      1.689
                                         -------            -------        --------    -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...          .948               .158            .959      1.035
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......          .250               .044            .274       .270
  Distributions from and in Excess
    of Net Realized Gain:
    Paid to Common Shareholders...           -0-                -0-             -0-        -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......           -0-                -0-             -0-        -0-
                                         -------            -------        --------    -------
Total Distributions...............         1.198               .202           1.233      1.305
                                         -------            -------        --------    -------
Net Asset Value, End of the
  Period..........................       $15.631            $17.210        $ 17.188    $16.828
                                         =======            =======        ========    =======
Market Price Per Share at End of
  the Period......................       $13.750            $17.750        $16.9375    $17.375
Total Investment Return at Market
  Price (b).......................       (17.90%)             5.76%*          3.13%     10.33%
Total Return at Net Asset Value
  (c).............................        (3.86%)             1.04%*          8.04%      8.89%
Net Assets at End of the Period
  (In millions)...................        $151.9             $162.0          $161.8     $159.3
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**........................         1.64%              1.65%           1.62%      1.64%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............         5.83%              5.51%           5.63%      5.87%
Portfolio Turnover................           40%                 3%*            20%         9%
 * Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including Preferred
   Shares.........................         1.12%              1.14%           1.12%      1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                               September 27, 1991
                                                 (Commencement
      Year Ended August 31,                      of Investment
      -------------------------------------      Operations) to
       1996      1995      1994      1993       August 31, 1992
-----------------------------------------------------------------
      $16.621   $16.282   $17.392   $16.013         $14.786
      -------   -------   -------   -------         -------
        1.232     1.266     1.275     1.346           1.049
        (.081)     .497    (1.100)    1.309           1.116
      -------   -------   -------   -------         -------
        1.151     1.763      .175     2.655           2.165
      -------   -------   -------   -------         -------
        1.050     1.050     1.050     1.007            .743
         .278      .293      .202      .185            .195
          -0-      .068      .029      .068             -0-
          -0-      .013      .004      .016             -0-
      -------   -------   -------   -------         -------
        1.328     1.424     1.285     1.276            .938
      -------   -------   -------   -------         -------
      $16.444   $16.621   $16.282   $17.392         $16.013
      =======   =======   =======   =======         =======
      $16.750   $15.625   $15.625   $17.125         $15.625
       14.18%     7.58%    (2.62%)   17.05%          9.33%*
        5.30%     9.47%     (.23%)   15.91%         11.96%*
      $ 156.3   $ 157.2   $ 155.0   $ 161.9         $ 152.9
        1.67%     1.72%     1.66%     1.63%           1.60%
        5.70%     6.06%     6.33%     7.04%           6.24%
           8%       17%       19%       13%             37%*
        1.14%     1.16%     1.14%     1.11%           1.12%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                October 31, 1999
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

   The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $740,621 which will expire between October 31, 2002 and October 31, 2007.

   At October 31, 1999, for federal income tax purposes, the cost of long- and short-term investments is $161,857,324, the aggregate gross unrealized appreciation is $7,733,964 and the aggregate gross unrealized depreciation is $2,216,866, resulting in net unrealized appreciation on long- and short-term investments of $5,517,098.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

   For the year ended October 31, 1999, the Trust recognized expenses of approximately $2,500, representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1999
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

   For the year ended October 31, 1999, the Trust recognized expenses of approximately $65,900, representing Van Kampen's cost of providing accounting and legal services to the Trust.

   Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

   The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1999, October 31, 1998 and August 31, 1998, common share paid in surplus aggregated $96,559,267, $96,401,752 and $96,336,354, respectively.

   Transactions in common shares were as follows:

                           YEAR ENDED      TWO MONTHS ENDED     YEAR ENDED
                        OCTOBER 31, 1999   OCTOBER 31, 1998   AUGUST 31, 1998
-----------------------------------------------------------------------------
Beginning Shares.......    6,510,151          6,506,359          6,496,170
Shares Issued Through
  Dividend
  Reinvestment.........        9,246              3,792             10,189
                           ---------          ---------          ---------
Ending Shares..........    6,519,397          6,510,151          6,506,359
                           =========          =========          =========

4. INVESTMENT TRANSACTIONS

For the year ended October 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $78,214,738 and $65,591,793, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trusts was unchanged.

                                October 31, 1999
--------------------------------------------------------------------------------

    As of October 31, 1999, the Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1999 was 3.550%. During the year ended October 31, 1999, the rates ranged from 3.000% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Florida Quality Municipal Trust

    We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Quality Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG
Chicago, Illinois
December 9, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

Growth
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

Growth and Income
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

Income
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation
   Reserve
   Tax Free Money

Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

Tax Free
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

    For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* * "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of  Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustee by common shareholders of the Trust:

                                                        # OF SHARES
                                                   ---------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch....................................  5,244,112     38,898
Howard J Kerr....................................  5,242,812     40,198
Dennis J. McDonnell..............................  5,243,447     39,563

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 5,219,437 shares voted in favor of the proposal, 9,159 shares voted against and 54,414 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

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